Exhibit 99.01

Valero Energy Reports First Quarter 2026 Results

•Reported net income attributable to Valero stockholders of $1.3 billion, or $4.22 per share
•Increased quarterly cash dividend on common stock by 6 percent to $1.20 per share on January 22, 2026
•Issued $850 million aggregate principal amount of 5.150% Senior Notes due 2036 for debt repayment and general corporate purposes on March 10, 2026
•Stockholder cash returns totaled $938 million
•The St. Charles FCC Unit optimization project is expected to be completed and begin operations in the third quarter of 2026

SAN ANTONIO, April 30, 2026 – Valero Energy Corporation (NYSE: VLO, “Valero”) today reported net income attributable to Valero stockholders of $1.3 billion, or $4.22 per share, for the first quarter of 2026, compared to a net loss of $595 million, or $1.90 per share, for the first quarter of 2025. Excluding the adjustment shown in the accompanying earnings release tables, adjusted net income attributable to Valero stockholders for the first quarter of 2025 was $282 million, or $0.89 per share.

“I am pleased to report that Valero had an excellent first quarter, demonstrating our team’s ability to optimize our refining system and deliver strong financial returns,” said Lane Riggs, Valero’s Chairman, Chief Executive Officer and President. “In a period marked with considerable disruption in commodity markets, our operations, commercial, and financial teams executed well.”

Refining
The Refining segment reported operating income of $1.8 billion for the first quarter of 2026, compared to an operating loss of $530 million for the first quarter of 2025. Adjusted operating income for the first quarter of 2025 was $605 million. Refining throughput volumes averaged 2.9 million barrels per day in the first quarter of 2026.

Renewable Diesel
The Renewable Diesel segment, which consists of the Diamond Green Diesel joint venture (DGD), reported $139 million of operating income for the first quarter of 2026, compared to an operating loss of $141 million for the first quarter of 2025. Segment sales volumes averaged 3.0 million gallons per day in the first quarter of 2026.

Ethanol
The Ethanol segment reported $90 million of operating income for the first quarter of 2026, compared to $20 million for the first quarter of 2025. Ethanol production volumes averaged 4.6 million gallons per day in the first quarter of 2026.

Corporate and Other
General and administrative expenses were $285 million in the first quarter of 2026, compared to $261 million in the first quarter of 2025. The effective tax rate for the first quarter of 2026 was 23 percent.

Investing and Financing Activities
Net cash provided by operating activities was $1.4 billion in the first quarter of 2026. Included in this amount was a $303 million unfavorable impact from working capital and $102 million of adjusted net cash provided by operating activities associated with the other joint venture member’s share of DGD. Excluding these items, adjusted net cash provided by operating activities was $1.6 billion in the first quarter of 2026.

Capital investments totaled $448 million in the first quarter of 2026, of which $404 million was for sustaining the business, including costs for turnarounds, catalysts and regulatory compliance. Excluding capital investments attributable to the other joint venture member’s share of DGD and other variable interest entities, capital investments attributable to Valero were $430 million in the first quarter of 2026.

Valero stockholder cash returns totaled $938 million in the first quarter of 2026, resulting in a payout ratio of 59 percent of adjusted net cash provided by operating activities.

On January 22, 2026, Valero announced an increase of its quarterly cash dividend on common stock from $1.13 per share to $1.20 per share, demonstrating its strong financial position and commitment to a growing dividend.

“Our strong performance in a volatile first quarter underscores Valero’s operational, commercial, and financial strength. We remain focused on things we can control — operational excellence,

system-wide optimization, and disciplined financial decision-making — and we continue to be well-positioned to benefit from the current margin environment,” said Riggs.

Liquidity and Financial Position
On March 10, 2026, Valero issued $850 million aggregate principal amount of 5.150% Senior Notes due 2036 for repayment of debt maturing in 2026 and for general corporate purposes.

Valero ended the first quarter of 2026 with $9.2 billion of total debt, $2.3 billion of total finance lease obligations, and $5.7 billion of cash and cash equivalents. The debt to capitalization ratio, net of cash and cash equivalents, was 18 percent as of March 31, 2026.

Strategic Update
Valero continues to make progress on the FCC Unit optimization project at the St. Charles Refinery that will enhance the refinery’s ability to produce high-value products. This $230 million project is expected to be completed and begin operations in the third quarter of 2026.

Conference Call
Valero’s senior management will hold a conference call at 10 a.m. ET today to discuss this earnings release and to provide an update on operations and strategy.

About Valero
Valero Energy Corporation, through its subsidiaries (collectively, Valero), is a multinational manufacturer and marketer of petroleum-based and low-carbon liquid transportation fuels and petrochemical products, and sells its products primarily in the United States (U.S.), Canada, the United Kingdom (U.K.), Ireland, and Latin America. Valero operates 14 petroleum refineries located in the U.S., Canada, and the U.K. with a combined throughput capacity of approximately 3.0 million barrels per day. Valero is a joint venture member in Diamond Green Diesel Holdings LLC, which produces low-carbon fuels including renewable diesel and sustainable aviation fuel (SAF), with a production capacity of approximately 1.2 billion gallons per year in the U.S. Gulf Coast region. See the annual report on Form 10-K for more information on SAF. Valero also owns 12 ethanol plants located in the U.S. Mid-Continent region with a combined production capacity of approximately 1.7 billion gallons per year. Valero manages its operations through its Refining, Renewable Diesel, and Ethanol segments. Please visit investorvalero.com for more information.

Valero Contacts
Investors:
Brian Donovan, Vice President – Investor Relations, 210-345-1682
Eric Herbort, Director – Investor Relations and Finance, 210-345-3331
Gautam Srivastava, Director – Investor Relations, 210-345-3992

Media:
Lillian Riojas, Executive Director – Media Relations and Communications, 210-345-5002

Safe-Harbor Statement
Statements contained in this release and the accompanying earnings release tables, or made during the conference call, that state Valero’s or management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “believe,” “expect,” “should,” “estimates,” “intend,” “target,” “commitment,” “plans,” “forecast, “guidance” and other similar expressions identify forward-looking statements. Forward-looking statements in this release and the accompanying earnings release tables include, and those made on the conference call may include, statements relating to Valero’s low-carbon fuels strategy, expected timing, cost and performance of projects, our plans, actions, assets and operations in California and expected timing and cost of obligations and other financial, operational, or strategic statement impacts, future market and industry conditions, future operating and financial performance, including future capital expenditures and capital investments attributable to Valero, future production and manufacturing ability and size, expectations regarding our sources and uses of cash, future legal and regulatory developments, including those with respect to tariffs and low-carbon fuels, expectations and ongoing uncertainties related to our Port Arthur Refinery, and management of future risks, among other matters. It is important to note that actual results could differ materially from those projected in such forward-looking statements based on numerous factors, including those outside of Valero’s control, such as legislative or political changes or developments, market dynamics, cyberattacks, weather events, and other matters affecting Valero’s operations and financial performance or the demand for Valero’s products. These factors also include, but are not limited to, the uncertainties that remain with respect to current or contemplated legal, political, or regulatory developments that are adverse to tariffs, global geopolitical and other conflicts and tensions, the impact of inflation and crude oil and petroleum product market disruptions on margins and costs, economic activity levels, actions in response to supply and demand imbalances for refined petroleum products, and the adverse effects the foregoing may have on Valero’s business plan, strategy, operations and financial performance.

For more information concerning these and other factors that could cause actual results to differ from those expressed or forecasted, see Valero’s annual report on Form 10-K, quarterly reports on Form 10‑Q, and other reports filed with the Securities and Exchange Commission and available on Valero’s website at www.valero.com.

Use of Non-GAAP Financial Information
This earnings release and the accompanying earnings release tables include references to financial measures that are not defined under U.S. generally accepted accounting principles (GAAP). These non-GAAP measures include adjusted net income attributable to Valero stockholders, adjusted earnings per common share – assuming dilution, Refining margin, Renewable Diesel margin, Ethanol margin, adjusted Refining operating income, adjusted net cash provided by operating activities, and capital investments attributable to Valero. These non-GAAP financial measures have been included to help facilitate the comparison of operating results between periods. See the accompanying earnings release tables for a definition of non-GAAP measures and a reconciliation to their most directly comparable GAAP measures. Note (g) to the earnings release tables provides reasons for the use of these non-GAAP financial measures.

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
FINANCIAL HIGHLIGHTS
(millions of dollars, except per share amounts)
(unaudited)

	Three Months Ended March 31,
	2026	2025
Statement of income data
Revenues	$32,381	$30,258
Cost of sales:
Cost of materials and other	26,185	26,048
Taxes other than income taxes (a)	1,721	1,500
Operating expenses (excluding depreciation and amortization expense reflected below)	1,595	1,523
Depreciation and amortization expense	828	680
Total cost of sales	30,329	29,751
Asset impairment loss (b)	—	1,131
Other operating expenses	24	4
General and administrative expenses (excluding depreciation and amortization expense reflected below)	285	261
Depreciation and amortization expense	12	11
Operating income (loss)	1,731	(900)
Other income, net	132	120
Interest and debt expense, net of capitalized interest	(140)	(137)
Income (loss) before income tax expense (benefit)	1,723	(917)
Income tax expense (benefit)	401	(265)
Net income (loss)	1,322	(652)
Less: Net income (loss) attributable to noncontrolling interests	59	(57)
Net income (loss) attributable to Valero Energy Corporation stockholders	$1,263	$(595)

Earnings (loss) per common share	$4.22	$(1.90)
Weighted-average common shares outstanding (in millions)	298	314

Earnings (loss) per common share – assuming dilution	$4.22	$(1.90)
Weighted-average common shares outstanding – assuming dilution (in millions) (c)	298	314

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 1

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
FINANCIAL HIGHLIGHTS BY SEGMENT
(millions of dollars)
(unaudited)

	Refining	Renewable Diesel	Ethanol	Corporate and Other	Total
Three months ended March 31, 2026
Revenues:
Revenues from external customers	$30,805	$711	$865	$—	$32,381
Intersegment revenues	2	703	302	(1,007)	—
Total revenues	30,807	1,414	1,167	(1,007)	32,381
Cost of sales:
Cost of materials and other	25,178	1,112	894	(999)	26,185
Taxes other than income taxes (a)	1,721	—	—	—	1,721
Operating expenses (excluding depreciation and amortization expense reflected below)	1,346	85	164	—	1,595
Depreciation and amortization expense	732	78	19	(1)	828
Total cost of sales	28,977	1,275	1,077	(1,000)	30,329
Other operating expenses	24	—	—	—	24
General and administrative expenses (excluding depreciation and amortization expense reflected below)	—	—	—	285	285
Depreciation and amortization expense	—	—	—	12	12
Operating income by segment	$1,806	$139	$90	$(304)	$1,731

Three months ended March 31, 2025
Revenues:
Revenues from external customers	$28,757	$493	$1,008	$—	$30,258
Intersegment revenues	2	407	217	(626)	—
Total revenues	28,759	900	1,225	(626)	30,258
Cost of sales:
Cost of materials and other	24,769	895	1,032	(648)	26,048
Taxes other than income taxes (a)	1,500	—	—	—	1,500
Operating expenses (excluding depreciation and amortization expense reflected below)	1,291	78	154	—	1,523
Depreciation and amortization expense	594	68	19	(1)	680
Total cost of sales	28,154	1,041	1,205	(649)	29,751
Asset impairment loss (b)	1,131	—	—	—	1,131
Other operating expenses	4	—	—	—	4
General and administrative expenses (excluding depreciation and amortization expense reflected below)	—	—	—	261	261
Depreciation and amortization expense	—	—	—	11	11
Operating income (loss) by segment	$(530)	$(141)	$20	$(249)	$(900)

See Operating Highlights by Segment beginning on Table Page 7.
See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 2

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (g)
(millions of dollars, except per share amounts)
(unaudited)

	Three Months Ended March 31,
	2026	2025
Reconciliation of net income (loss) attributable to Valero Energy Corporation stockholders to adjusted net income attributable to Valero Energy Corporation stockholders
Net income (loss) attributable to Valero Energy Corporation stockholders	$1,263	$(595)
Adjustment:
Asset impairment loss (b)	—	1,131
Income tax benefit related to asset impairment loss	—	(254)
Asset impairment loss, net of taxes	—	877
Total adjustment	—	877
Adjusted net income attributable to Valero Energy Corporation stockholders	$1,263	$282

Reconciliation of earnings (loss) per common share – assuming dilution to adjusted earnings per common share – assuming dilution
Earnings (loss) per common share – assuming dilution (c)	$4.22	$(1.90)
Adjustment: Asset impairment loss (b)	—	2.79
Adjusted earnings per common share – assuming dilution (d)	$4.22	$0.89

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 3

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (g)
(millions of dollars)
(unaudited)

	Three Months Ended March 31,
	2026	2025
Reconciliation of operating income (loss) by segment to segment margin, and reconciliation of operating income (loss) by segment to adjusted operating income by segment
Refining segment
Refining operating income (loss)	$1,806	$(530)
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	1,346	1,291
Depreciation and amortization expense	732	594
Asset impairment loss (b)	—	1,131
Other operating expenses	24	4
Refining margin	$3,908	$2,490

Refining operating income (loss)	$1,806	$(530)
Adjustments:
Asset impairment loss (b)	—	1,131
Other operating expenses	24	4
Adjusted Refining operating income	$1,830	$605

Renewable Diesel segment
Renewable Diesel operating income (loss)	$139	$(141)
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	85	78
Depreciation and amortization expense	78	68
Renewable Diesel margin	$302	$5

Ethanol segment
Ethanol operating income	$90	$20
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	164	154
Depreciation and amortization expense	19	19
Ethanol margin	$273	$193

See Notes to Earnings Release Tables beginning on Table Page 16.
Table Page 4

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (g)
(millions of dollars)
(unaudited)

	Three Months Ended March 31,
	2026	2025
Reconciliation of Refining segment operating income (loss) to
Refining margin (by region), and reconciliation of Refining
segment operating income (loss) to adjusted Refining segment operating income (loss) (by region) (h)

U.S. Gulf Coast region
Refining operating income	$1,356	$337
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	773	720
Depreciation and amortization expense	388	376
Other operating expenses	18	4
Refining margin	$2,535	$1,437

Refining operating income	$1,356	$337
Adjustment: Other operating expenses	18	4
Adjusted Refining operating income	$1,374	$341

U.S. Mid-Continent region
Refining operating income	$190	$50
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	203	195
Depreciation and amortization expense	89	76
Other operating expenses	1	—
Refining margin	$483	$321

Refining operating income	$190	$50
Adjustment: Other operating expenses	1	—
Adjusted Refining operating income	$191	$50

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 5

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (g)
(millions of dollars)
(unaudited)

	Three Months Ended March 31,
	2026	2025
Reconciliation of Refining segment operating income (loss) to
Refining margin (by region), and reconciliation of Refining
segment operating income (loss) to adjusted Refining segment operating income (loss) (by region) (h) (continued)

North Atlantic region
Refining operating income	$383	$216
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	211	172
Depreciation and amortization expense	84	69
Refining margin	$678	$457

U.S. West Coast region (e)
Refining operating loss	$(123)	$(1,133)
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	159	204
Depreciation and amortization expense (f)	171	73
Asset impairment loss (b)	—	1,131
Other operating expenses	5	—
Refining margin	$212	$275

Refining operating loss	$(123)	$(1,133)
Adjustments:
Asset impairment loss (b)	—	1,131
Other operating expenses	5	—
Adjusted Refining operating loss	$(118)	$(2)

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 6

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended March 31,
	2026	2025
Throughput volumes (thousand barrels per day)
Feedstocks:
Heavy sour crude oil	449	555
Medium/light sour crude oil	296	234
Sweet crude oil	1,522	1,560
Residuals	179	95
Other feedstocks	128	52
Total feedstocks	2,574	2,496
Blendstocks and other	340	332
Total throughput volumes	2,914	2,828

Yields (thousand barrels per day)
Gasolines and blendstocks	1,398	1,375
Distillates	1,109	1,078
Other products (i)	437	396
Total yields	2,944	2,849

Operating statistics (g) (j)
Refining margin (from Table Page 4)	$3,908	$2,490
Adjusted Refining operating income (from Table Page 4)	$1,830	$605
Throughput volumes (thousand barrels per day)	2,914	2,828

Refining margin per barrel of throughput	$14.90	$9.78
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	5.13	5.07
Depreciation and amortization expense per barrel of throughput	2.79	2.33
Adjusted Refining operating income per barrel of throughput	$6.98	$2.38

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 7

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RENEWABLE DIESEL SEGMENT OPERATING HIGHLIGHTS
(millions of dollars, except per gallon amounts)
(unaudited)

	Three Months Ended March 31,
	2026	2025
Operating statistics (g) (j)
Renewable Diesel margin (from Table Page 4)	$302	$5
Renewable Diesel operating income (loss) (from Table Page 4)	$139	$(141)
Sales volumes (thousand gallons per day)	3,027	2,435

Renewable Diesel margin per gallon of sales	$1.11	$0.02
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per gallon of sales	0.31	0.36
Depreciation and amortization expense per gallon of sales	0.29	0.30
Renewable Diesel operating income (loss) per gallon of sales	$0.51	$(0.64)

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 8

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
ETHANOL SEGMENT OPERATING HIGHLIGHTS
(millions of dollars, except per gallon amounts)
(unaudited)

	Three Months Ended March 31,
	2026	2025
Operating statistics (g) (j)
Ethanol margin (from Table Page 4)	$273	$193
Ethanol operating income (from Table Page 4)	$90	$20
Production volumes (thousand gallons per day)	4,619	4,466

Ethanol margin per gallon of production	$0.66	$0.48
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per gallon of production	0.39	0.38
Depreciation and amortization expense per gallon of production	0.05	0.05
Ethanol operating income per gallon of production	$0.22	$0.05

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 9

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS BY REGION
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended March 31,
	2026	2025
Operating statistics by region (h)
U.S. Gulf Coast region (g) (j)
Refining margin (from Table Page 5)	$2,535	$1,437
Adjusted Refining operating income (from Table Page 5)	$1,374	$341
Throughput volumes (thousand barrels per day)	1,754	1,671

Refining margin per barrel of throughput	$16.06	$9.56
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.90	4.79
Depreciation and amortization expense per barrel of throughput	2.46	2.50
Adjusted Refining operating income per barrel of throughput	$8.70	$2.27

U.S. Mid-Continent region (g) (j)
Refining margin (from Table Page 5)	$483	$321
Adjusted refining operating income (from Table Page 5)	$191	$50
Throughput volumes (thousand barrels per day)	454	453

Refining margin per barrel of throughput	$11.82	$7.87
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.96	4.77
Depreciation and amortization expense per barrel of throughput	2.17	1.87
Adjusted refining operating income per barrel of throughput	$4.69	$1.23

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 10

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS BY REGION
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended March 31,
	2026	2025
Operating statistics by region (h) (continued)
North Atlantic region (g) (j)
Refining margin (from Table Page 6)	$678	$457
Refining operating income (from Table Page 6)	$383	$216
Throughput volumes (thousand barrels per day)	505	492

Refining margin per barrel of throughput	$14.91	$10.32
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.63	3.89
Depreciation and amortization expense per barrel of throughput	1.86	1.56
Refining operating income per barrel of throughput	$8.42	$4.87

U.S. West Coast region (e) (g) (j)
Refining margin (from Table Page 6)	$212	$275
Adjusted Refining operating loss (from Table Page 6)	$(118)	$(2)
Throughput volumes (thousand barrels per day)	201	212

Refining margin per barrel of throughput	$11.74	$14.43
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	8.81	10.72
Depreciation and amortization expense per barrel of throughput (f)	9.46	3.82
Adjusted Refining operating loss per barrel of throughput	$(6.53)	$(0.11)

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 11

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
AVERAGE MARKET REFERENCE PRICES AND DIFFERENTIALS
(unaudited)

	Three Months Ended March 31,
	2026	2025
Refining
Feedstocks (dollars per barrel)
Brent crude oil	$77.92	$74.89
Brent less West Texas Intermediate (WTI) crude oil	5.94	3.43
Brent less WTI Houston crude oil	4.33	2.08
Brent less Dated Brent crude oil	(2.68)	(0.75)
Brent less Argus Sour Crude Index crude oil	4.95	2.56
Brent less Maya crude oil	11.48	9.79
Brent less Western Canadian Select Houston crude oil	13.57	7.24
WTI crude oil	71.98	71.46

Natural gas (dollars per million British thermal units)	3.11	3.38

Renewable volume obligation (RVO) (dollars per barrel) (k)	9.41	4.76

Product margins (RVO adjusted unless otherwise noted) (dollars per barrel)
U.S. Gulf Coast:
Conventional Blendstock for Oxygenate Blending (CBOB) gasoline less Brent	0.45	3.58
Ultra-low-sulfur (ULS) diesel less Brent	27.60	16.69
Polymer Grade Propylene less Brent (not RVO adjusted)	(12.03)	1.24
U.S. Mid-Continent:
CBOB gasoline less WTI	(0.69)	9.26
ULS diesel less WTI	24.46	16.50
North Atlantic:
CBOB gasoline less Brent	3.16	4.90
ULS diesel less Brent	36.54	20.88
U.S. West Coast:
California Reformulated Gasoline Blendstock for Oxygenate Blending 87 gasoline less Brent	24.29	23.14
California Air Resources Board diesel less Brent	33.00	20.37

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 12

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
AVERAGE MARKET REFERENCE PRICES AND DIFFERENTIALS
(unaudited)

	Three Months Ended March 31,
	2026	2025
Renewable Diesel
New York Mercantile Exchange ULS diesel (dollars per gallon)	$2.91	$2.38
Biodiesel Renewable Identification Number (RIN) (dollars per RIN)	1.44	0.79
California Low-Carbon Fuel Standard carbon credit (dollars per metric ton)	65.36	66.17
U.S. Gulf Coast (USGC) used cooking oil (dollars per pound)	0.63	0.50
USGC distillers corn oil (dollars per pound)	0.65	0.52
USGC fancy bleachable tallow (dollars per pound)	0.60	0.50

Ethanol
Chicago Board of Trade corn (dollars per bushel)	4.37	4.73
New York Harbor ethanol (dollars per gallon)	1.81	1.82

Table Page 13

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
OTHER FINANCIAL DATA
(millions of dollars)
(unaudited)

	March 31,	December 31,
	2026	2025
Balance sheet data
Current assets	$27,825	$23,210
Cash and cash equivalents included in current assets	5,733	4,688
Inventories included in current assets	7,556	7,591
Current liabilities	17,652	14,109
Valero Energy Corporation stockholders’ equity	23,870	23,725
Total equity	26,934	26,605
Debt and finance lease obligations:
Debt –
Current portion of debt (excluding variable interest entities (VIEs))	$672	$672
Debt, less current portion of debt (excluding VIEs)	8,409	7,566
Total debt (excluding VIEs)	9,081	8,238
Current portion of debt attributable to VIEs	110	23
Total debt	9,191	8,261
Finance lease obligations –
Current portion of finance lease obligations (excluding VIEs)	218	228
Finance lease obligations, less current portion (excluding VIEs)	1,447	1,488
Total finance lease obligations (excluding VIEs)	1,665	1,716
Current portion of finance lease obligations attributable to VIEs	26	26
Finance lease obligations, less current portion attributable to VIEs	609	616
Total finance lease obligations attributable to VIEs	635	642
Total finance lease obligations	2,300	2,358
Total debt and finance lease obligations	$11,491	$10,619

	Three Months Ended March 31,
	2026	2025
Reconciliation of net cash provided by operating activities to adjusted net cash provided by operating activities (g)
Net cash provided by operating activities	$1,390	$952
Exclude:
Changes in current assets and current liabilities	(303)	157
Diamond Green Diesel LLC’s (DGD) adjusted net cash provided by (used in) operating activities attributable to the other joint venture member’s ownership interest in DGD	102	(67)
Adjusted net cash provided by operating activities	$1,591	$862

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 14

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
OTHER FINANCIAL DATA
(millions of dollars, except per share amounts)
(unaudited)

	Three Months Ended March 31,
	2026	2025
Reconciliation of capital investments to capital investments attributable to Valero (g)
Capital expenditures (excluding VIEs)	$160	$189
Capital expenditures of VIEs:
DGD	4	59
Other VIEs	1	1
Deferred turnaround and catalyst cost expenditures (excluding VIEs)	254	374
Deferred turnaround and catalyst cost expenditures of DGD	29	36
Investments in nonconsolidated joint ventures	—	1
Capital investments	448	660
Adjustments:
DGD’s capital investments attributable to the other joint venture member	(17)	(48)
Capital expenditures of other VIEs	(1)	(1)
Capital investments attributable to Valero	$430	$611

Dividends per common share	$1.20	$1.13

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 15

VALERO ENERGY CORPORATION
NOTES TO EARNINGS RELEASE TABLES

(a)Taxes other than income taxes includes excise taxes on sales by certain of our foreign operations.
(b)In March 2025, we approved a plan to idle the processing units and cease refining operations at our Benicia Refinery by the end of April 2026. In addition, we considered strategic alternatives for our remaining operations in California. As a result, we evaluated the assets of the Benicia and Wilmington refineries for impairment as of March 31, 2025 and concluded that the carrying values of these assets were not recoverable. Therefore, we reduced the carrying values of the Benicia and Wilmington refineries to their estimated fair values and recognized a combined asset impairment loss of $1.1 billion in the three months ended March 31, 2025.
(c)Common equivalent shares have been excluded from the computation of loss per common share – assuming dilution for the three months ended March 31, 2025, as the effect of including such shares would be antidilutive.
(d)Common equivalent shares have been included in the computation of adjusted earnings per common share – assuming dilution for the three months ended March 31, 2025, as the effect of including such shares is dilutive. Weighted-average shares outstanding – assuming dilution used to calculate adjusted earnings per common share – assuming dilution is 314 million shares.
(e)During the three months ended March 31, 2026, we began idling the processing units through a phased approach and ceased operation of the fuel production units at our Benicia Refinery.
(f)Depreciation and amortization expense for the three months ended March 31, 2026 includes incremental depreciation expense of approximately $100 million related to the Benicia Refinery. In connection with our plan to idle the processing units and cease refining operations at our Benicia Refinery, we shortened the estimated useful life of the refinery, and as a result, have been depreciating the revised carrying value of the refinery’s long-lived assets to their estimated salvage value.
(g)We use certain financial measures (as noted below) in the earnings release tables and accompanying earnings release that are not defined under GAAP and are considered to be non-GAAP measures.

We have defined these non-GAAP measures and believe they are useful to the external users of our financial statements, including industry analysts, investors, lenders, and rating agencies. We believe these measures are useful to assess our ongoing financial performance because, when reconciled to their most comparable GAAP measures, they provide improved comparability between periods after adjusting for certain items that we believe are not indicative of our core operating performance and that may obscure our underlying business results and trends. These non-GAAP measures should not be considered as alternatives to their most comparable GAAP measures nor should they be considered in isolation or as a substitute for an analysis of our results of operations as reported under GAAP. In addition, these non-GAAP measures may not be comparable to similarly titled measures used by other companies because we may define them differently, which diminishes their utility.

Non-GAAP measures are as follows:

◦Adjusted net income attributable to Valero Energy Corporation stockholders is defined as net income (loss) attributable to Valero Energy Corporation stockholders excluding the asset impairment loss and its related income tax effect. We have adjusted for the asset impairment loss attributable to our Benicia and Wilmington refineries (see note (b)) because it is not indicative of our ongoing operations or expectations about the profitability of our refining business. The income tax effect for the adjustment was calculated using a combined U.S. federal and state statutory rate of 22.5 percent.

◦Adjusted earnings per common share – assuming dilution is defined as adjusted net income attributable to Valero Energy Corporation stockholders divided by the number of weighted-average shares outstanding in the applicable period, assuming dilution (see note (d)).

◦Refining margin is defined as Refining segment operating income (loss) excluding operating expenses (excluding depreciation and amortization expense), depreciation and amortization expense, the asset impairment loss (see note (b)), and other operating expenses. We believe Refining margin is an important measure of our Refining segment’s operating and financial performance as it is the most comparable measure to the industry’s market reference product margins, which are used by industry analysts, investors, and others to evaluate our performance.

Table Page 16

VALERO ENERGY CORPORATION
NOTES TO EARNINGS RELEASE TABLES (Continued)
◦Renewable Diesel margin is defined as Renewable Diesel segment operating income (loss) excluding operating expenses (excluding depreciation and amortization expense) and depreciation and amortization expense. We believe Renewable Diesel margin is an important measure of our Renewable Diesel segment’s operating and financial performance as it is the most comparable measure to the industry’s market reference product margins, which are used by industry analysts, investors, and others to evaluate our performance.

◦Ethanol margin is defined as Ethanol segment operating income excluding operating expenses (excluding depreciation and amortization expense) and depreciation and amortization expense. We believe Ethanol margin is an important measure of our Ethanol segment’s operating and financial performance as it is the most comparable measure to the industry’s market reference product margins, which are used by industry analysts, investors, and others to evaluate our performance.

◦Adjusted Refining operating income (loss) is defined as Refining segment operating income (loss) excluding the asset impairment loss (see note (b)) and other operating expenses. We believe adjusted Refining operating income (loss) is an important measure of our Refining segment’s operating and financial performance because it excludes items that are not indicative of that segment’s core operating performance.
◦Adjusted net cash provided by operating activities is defined as net cash provided by operating activities excluding the items noted below. We believe adjusted net cash provided by operating activities is an important measure of our ongoing financial performance to better assess our ability to generate cash to fund our investing and financing activities. The basis for our belief with respect to each excluded item is provided below.

–Changes in current assets and current liabilities – Current assets net of current liabilities represents our operating liquidity. We believe that the change in our operating liquidity from period to period does not represent cash generated by our operations that is available to fund our investing and financing activities.

–DGD’s adjusted net cash provided by (used in) operating activities attributable to the other joint venture member’s ownership interest in DGD – We are a 50 percent joint venture member in DGD and we consolidate DGD’s financial statements. Our Renewable Diesel segment includes the operations of DGD and the associated activities to market its products. Because we consolidate DGD’s financial statements, all of DGD’s net cash provided by (used in) operating activities (or operating cash flow) is included in our consolidated net cash provided by operating activities.

In general, DGD’s members use DGD’s operating cash flow (excluding changes in its current assets and current liabilities) to fund its capital investments rather than distribute all of that cash to themselves. Nevertheless, DGD’s operating cash flow is effectively attributable to each member and only a portion of DGD’s operating cash flow should be attributed to our net cash provided by operating activities. Therefore, we have adjusted our net cash provided by operating activities for the portion of DGD’s operating cash flow attributable to the other joint venture member’s ownership interest because we believe that it more accurately reflects the operating cash flow available to us to fund our investing and financing activities. The adjustment is calculated as follows (in millions):

	Three Months Ended March 31,
	2026	2025
DGD operating cash flow data
Net cash provided by (used in) operating activities	$(472)	$161
Exclude: Changes in current assets and current liabilities	(675)	294
Adjusted net cash provided by (used in) operating activities	203	(133)
Other joint venture member’s ownership interest	50%	50%
DGD’s adjusted net cash provided by (used in) operating activities attributable to the other joint venture member’s ownership interest in DGD	$102	$(67)

Table Page 17

VALERO ENERGY CORPORATION
NOTES TO EARNINGS RELEASE TABLES (Continued)
◦Capital investments attributable to Valero is defined as all capital expenditures and deferred turnaround and catalyst cost expenditures presented in our consolidated statements of cash flows, excluding the portion of DGD’s capital investments attributable to the other joint venture member and all of the capital expenditures of VIEs other than DGD.
In general, DGD’s members use DGD’s operating cash flow (excluding changes in its current assets and current liabilities) to fund its capital investments rather than distribute all of that cash to themselves. Because DGD’s operating cash flow is effectively attributable to each member, only 50 percent of DGD’s capital investments should be attributed to our net share of total capital investments. We also exclude the capital expenditures of other VIEs that we consolidate because we do not operate those VIEs. We believe capital investments attributable to Valero is an important measure because it more accurately reflects our capital investments.

(h)The Refining segment regions reflected herein contain the following refineries: U.S. Gulf Coast- Corpus Christi East, Corpus Christi West, Houston, Meraux, Port Arthur, St. Charles, Texas City, and Three Rivers Refineries; U.S. Mid Continent- Ardmore, McKee, and Memphis Refineries; North Atlantic- Pembroke and Quebec City Refineries; and U.S. West Coast- Benicia and Wilmington Refineries.

(i)Primarily includes petrochemicals, gas oils, No. 6 fuel oil, petroleum coke, sulfur, and asphalt.
(j)We use certain operating statistics (as noted below) in the earnings release tables and the accompanying earnings release to evaluate performance between comparable periods. Different companies may calculate them in different ways.

All per barrel of throughput, per gallon of sales, and per gallon of production amounts are calculated by dividing the associated dollar amount by the throughput volumes, sales volumes, and production volumes for the period, as applicable.

Throughput volumes, sales volumes, and production volumes are calculated by multiplying throughput volumes per day, sales volumes per day, and production volumes per day (as provided in the accompanying tables), respectively, by the number of days in the applicable period. We use throughput volumes, sales volumes, and production volumes for the Refining segment, Renewable Diesel segment, and Ethanol segment, respectively, due to their general use by others who operate facilities similar to those included in our segments. We believe the use of such volumes results in per unit amounts that are most representative of the product margins generated and the operating costs incurred as a result of our operation of those facilities.
(k)The RVO cost represents the average market cost on a per barrel basis to comply with the Renewable Fuel Standard program. The RVO cost is calculated by multiplying (i) the average market price during the applicable period for the RINs associated with each class of renewable fuel (i.e., biomass-based diesel, cellulosic biofuel, advanced biofuel, and total renewable fuel) by (ii) the quotas for the volume of each class of renewable fuel that must be blended into petroleum-based transportation fuels consumed in the U.S., as set or proposed by the U.S. Environmental Protection Agency, on a percentage basis for each class of renewable fuel and adding together the results of each calculation.
Table Page 18